COMMON STOCK                                                       COMMON STOCK
  NUMBER                                                               SHARES
NC                            NETSPEAK CORPORATION

               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                              CUSIP 64115D 10 9
This Certifies that


is the Registered Holder of


              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF
                              NETSPEAK CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

 CHAIRMAN OF THE BOARD           NETSPEAK CORPORATION                 SECRETARY
                                    CORPORATE
                                      SEAL
                                      1995
                                    FLORIDA


COUNTERSIGNED AND REGISTERED
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                            TRANSFER AGENT AND REGISTRAR

BY                                                         AUTHORIZED SIGNATURE

                              NETSPEAK CORPORATION

The Corporation will furnish to any shareholder upon request and without charge a full statement of: (a) the designations, relative rights, preferences and limitations applicable to each class of capital stock authorized to be issued;
(b) the variation in rights, preferences and limitations determined for each series authorized to be issued within each such class; and (c) the authority of the Board of Directors to determine such variations for subsequent series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - (Cust)_________ Custodian (Minor)_______ under Uniform Gifts to Minors Act (State)___________

Additional abbreviations may also be used though not in the above list.

For Value Received___________hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


      --------------------------------------------------------------------
     (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_____________________ shares of the capital stock represented by the within Certificate and does hereby irrevocably constitute and appoint__________
_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated_________________________           SIGNED:_______________________________

                                         SIGNED:_______________________________
                                         NOTICE: The signature(s) on this
                                         assignment must conform in all respects
                                         with the name as written upon the face
                                         of the certificate.

IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A FIRM THAT IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE OR BY A COMMERCIAL BANK OR A TRUST COMPANY.